UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the year ended December 31, 2014 transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS GLOBAL CREDIT OPPORTUNITIES FUND

An alternative approach to global credit investing from Franklin Square Capital Partners

2014

ANNUAL REPORT

FS GLOBAL CREDIT OPPORTUNITIES FUND

INVESTORS SHOULD GUARD AGAINST FOCUSING ON SHORT-TERM MARKET IMPULSES AT THE EXPENSE OF LONG-TERM INVESTMENT HORIZONS.

Fellow Shareholder,

We’ve all learned from experience that the prevailing wisdom is often wrong. A year ago, the consensus among economists, fund managers and investors was that key interest rates would rise, oil prices would hit $120 per barrel and the U.S. unemployment rate would end 2014 well above 6%. One year later, Treasury yields have fallen, oil prices dropped 40% in 20141 and the published unemployment rate has declined far faster than most anticipated.

I point this out not to criticize those who made these predictions, but to highlight how unpredictable markets can be over the short term and how the consensus that governs so much of the day’s market psychology is often wrong when it comes to making long-term investment decisions. While market forecasts have their place, 2014 proved that they also have their limits. Few, if anyone, predicted that interest rates would decline and fewer still expected the sharp drop in oil prices.

Nevertheless, when markets fail to live up to expectations, a shift in psychology occurs and increased volatility usually follows. The danger for investors is when periods of market dislocations are mistaken for longer-lasting trends. As markets have a tendency to overshoot, both on the way up and on the way down, investors should guard against focusing too much on short-term market impulses at the expense of long-term investment horizons. In my experience, investment decisions that rely too much on day-to-day price movements often lead to missed opportunities. Our mantra for these times is—buy when others are selling and sell when others are buying. This, of course, takes conviction. But one need only think back to 2009 and the fortunes made by those with the conviction to invest.

While it would be futile to try to predict where oil prices will be three or even six months from now, I would venture that the price of oil is far more likely to rise than fall over the long term. While Treasury yields can be expected to change significantly based on whether the U.S. Federal Reserve raises interest rates in June, September or December, over the longer term they will assuredly rise from current historic lows. And while I won’t bother making a prediction about the unemployment rate, I suspect it will continue to decline in tandem with the continued growth we are seeing in the U.S. economy.

A REVIEW OF 2014

While we remain confident that long-term trends remain supportive of corporate credit, markets saw increased volatility during the second half of 2014 as market complacency gave way to periods of fear. Concerns over a global economic slowdown, speculation over the U.S. Federal Reserve’s interest rate policy and a nearly 50% decline in oil prices1 contributed to negative returns in both the third and fourth quarters.

After recording a 5.6% return through the first six months of the year, high yield bonds lost 5.6% between July 1 and December 16, 20142 as a nearly 16% decline in the price of high yield bonds of energy-related companies impacted overall performance.3 Despite strong demand from institutional investors, senior secured loan prices also weakened in the second

OUR MANTRA FOR THESE TIMES IS—BUY WHEN OTHERS ARE SELLING AND SELL WHEN OTHERS ARE BUYING.

half of the year. Growing retail outflows from mutual funds and exchange-traded funds, coupled with large price declines in the loans of oil- and gas-related companies, led to technical pressure and diminished performance, with senior secured loans returning -0.47% and -0.51% in the third and fourth quarters, respectively.4

Against the backdrop of increased market volatility, FS Global Credit Opportunities Fund—A (Fund—A) and FS Global Credit Opportunities Fund—D (Fund—D) each paid distributions of approximately $0.87 per share in 2014, representing a distribution rate of approximately 8.00% for Fund—A’s shareholders and approximately 8.51% for Fund—D’s shareholders, assuming shares were purchased on December 31, 2013 and held for the entirety of 2014.5

Largely as a result of unrealized depreciation (mark-to-market unrealized losses), especially during the fourth quarter, Fund—A and Fund—D each generated a total return of approximately -2.9% during the year ended December 31, 2014.6 By comparison, the HFRX Event Driven Index returned -4.1%7 over the same period, while the Bank of America Merrill Lynch High Yield Master II Index and the S&P LSTA Leveraged Loan Index returned 2.5% and 1.6%, respectively.

Given its investment strategies (i.e., event-driven, special situations and market price inefficiencies), FS Global Credit Opportunities Fund (the Fund) should provide returns and performance that are largely uncorrelated to the broader markets. However, the Fund’s full year performance was negatively impacted, in large part, by three discrete events. These were: unrealized depreciation (mark-to-market unrealized losses) in the Fund’s energy investments resulting from the deterioration of commodity prices in the fourth quarter; an adverse court ruling that affected the rights of Fannie Mae’s and Freddie Mac’s shareholders, including the Fund; and the Fund’s positions in Caesars Entertainment Operating Company, which filed for bankruptcy protection in January 2015. Importantly, as noted below, we still believe in these investments and the initial investment thesis has not changed.

Consistent with the Fund’s investment strategy, we seek to identify investment opportunities within sectors of the economy that have fallen out of favor with the broader market. Perhaps no sector has been more out of favor in recent months than energy. Whether driven by a general misunderstanding of the industry, an imbalance of buyers and sellers, or a combination of the two, we believe the prices of many energy credit assets reflect a higher risk premium than our fundamental analysis warrants. In regards to Fannie Mae and Freddie Mac, while our positions currently trade at deeply discounted values, we believe a number of catalysts, ranging from shareholder activism to congressional action, will ultimately help to unlock value for the companies’ shareholders, including the Fund. As for Caesars, a potential corporate restructuring was part of our initial underwriting thesis and, while an earlier-than-expected restructuring negatively impacted the Fund’s net asset value in the fourth quarter, we believe a guarantee from Caesars Entertainment Corporation (NASDAQ: CZR), which did not file for bankruptcy relief, will help maximize the ultimate recovery of our first-lien senior secured loan position.

GIVEN RECENT VOLATILITY, MANY CORPORATE BORROWERS WILL FACE DIFFICULTIES FINDING THE CAPITAL THEY NEED TO GROW AND EXPAND.

THE GROWING GLOBAL OPPORTUNITY

While the broad market dislocation during the fourth quarter pressured underlying portfolio valuations, it also helped alleviate the tight market conditions prevalent in the first half of 2014. Back then, high yield bond spreads were setting new post-financial crisis lows—meaning that investors were willing to accept less additional income to incur more risk than at any time since 2007—and measures of market volatility were as low as they had been in seven years. The second half of 2014 looked much different as high yield bond and senior secured loan yields widened to their highest levels in two years.

Of course, we believe some of the recent price declines are warranted. A 50% drop in the price of oil will naturally be challenging for some oil producers and other energy-related companies. However, when market shifts like those seen in the second half of 2014 occur, investors tend to indiscriminately sell assets out of fear of the unknown rather than underlying fundamentals. We believe investors should be mindful of the negative effects that large capital withdrawals can have on market prices and how quickly concerns about declining oil prices can spill over into investments that are unrelated to commodity prices. When managers of mutual funds and exchange-traded funds are forced to sell assets to meet investor redemptions, entire markets can become infected.

Given recent market volatility, we believe many corporate borrowers will continue to face difficulties finding the capital they need to grow and expand. Increased regulatory scrutiny continues to hamper corporate lending activity. In Europe, ongoing constraints continue to pressure the supply of credit available to European companies. Here in the United States, many Wall Street firms no longer provide the levels of liquidity to the markets that they had in the past.

With macroeconomic conditions generally supportive of U.S. corporations and corporate credit, we (the Franklin Square team together with the Fund’s sub-adviser, GSO / Blackstone) believe the volatility experienced in the high yield bond and loan markets during the second half of 2014 has created an attractive entry point and, moving into 2015, the Fund has continued to capitalize on short-term market sell-offs to buy assets at prices that we believe are below their intrinsic values. As noted earlier—buying when others are selling. We believe this will significantly benefit existing and future investors in the Fund.

WE BELIEVE WE ARE BETTER POSITIONED TO CAPITALIZE ON THE OPPORTUNITIES WE SEE BOTH HERE IN THE UNITED STATES AND OVERSEAS.

PATIENCE, EXPERIENCE AND DISCIPLINE

We remain optimistic about the long-term nature of the Fund’s investment strategy and unlisted, continuously offered closed-end fund structure, as well as its ability to generate long-term shareholder value. When we launched the Fund in December 2013, it was with a significant sponsor investment of over $40 million from individuals and entities affiliated with Franklin Square and GSO / Blackstone.8 Since then, the Fund has raised more than $644 million in equity capital through December 31, 2014.

Through the better part of 2014, we remained patient—choosing to marshal our capital instead of deploying it when credit conditions were tight. In retrospect, we believe it was the right decision. Now that conditions are more attractive, we believe we are better positioned to capitalize on the opportunities we see both here in the United States and overseas.

For FS Global Credit Opportunities Fund, we have always taken the view that uncertain and volatile markets present ideal investing opportunities. For those with the patience, experience and discipline to look past short-term market dislocations, the market sell-offs seen during the third and fourth quarters of 2014 have created a growing number of opportunities and we will seek to capitalize on these in the coming months and quarters.

We look forward to an exciting year in 2015 as we continue to implement our differentiated strategy with the goal of generating high potential income and returns for our investors while preserving capital.

Thank you for your continued support and trust in us.

Sincerely,

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund

THE FUND INVESTS PRIMARILY IN SECURED AND UNSECURED FLOATING AND FIXED RATE LOANS, BONDS AND OTHER CREDIT INSTRUMENTS.

1	Nymex crude futures
2	Bank of America Merrill Lynch High Yield Master II Index
3	Bank of America Merrill Lynch High Yield Energy Index
4	S&P LSTA Leveraged Loan Index
5	Represents the distribution rates investors in Fund—A and Fund—D would have experienced during the 2014 calendar year assuming the investors purchased shares of Fund—A and Fund—D at their public offering prices of $10.88 and $10.22, respectively, as of December 31, 2013 and held their shares for the entirety of 2014. Fund—A’s and Fund—D’s previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to Fund—A’s and Fund—D’s affiliate, Franklin Square Holdings, L.P. (Franklin Square), and Fund—A’s and Fund—D’s future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on the Fund’s investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of Fund—A’s and Fund—D’s expenses, including through the waiver of certain advisory fees payable by the Fund, significant portions of Fund—A’s and Fund—D’s distributions would have come from offering proceeds or borrowings. The repayment of amounts owed to Franklin Square will reduce the future distributions to which Fund—A’s and Fund—D’s shareholders would otherwise be entitled. The payment of future distributions on Fund—A’s and Fund—D’s common shares is subject to the sole discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
6	The total return is historical and is calculated by determining the percentage change in net asset value for the year ended December 31, 2014, assuming the reinvestment of all the distributions in additional shares of Fund—A or Fund—D, as applicable, at Fund—A’s or Fund—D’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date.
7	Hedge Fund Research
8	The sponsor investment shown represents the aggregate investments in Fund—A and Fund—D made by individuals and entities affiliated with Franklin Square and GSO / Blackstone. Fund—A and Fund—D are feeder funds that invest substantially all of the net proceeds from their continuous public offerings in common shares of the Fund.

Officers

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

WILLIAM GOEBEL

Chief Financial Officer

GERALD F. STAHLECKER

Executive Vice President

ZACHARY KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer & Secretary

SALVATORE FAIA

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

DAVID J. ADELMAN

Vice-Chairman

President & Chief Executive Officer,

Campus Apartments, Inc.

THOMAS J. GRAVINA

Trustee

Executive Chairman, GPX Enterprises, L.P.

WALTER W. BUCKLEY, III

Trustee

Chairman & Chief Executive Officer,

Actua Corporation

BARBARA J. FOUSS

Trustee

Former Director of Strategic Initiatives & Chief

Credit Policy Officer, Sun National Bank

DAVID L. COHEN

Trustee

Executive Vice President, Comcast Corporation

PHILIP E. HUGHES, JR.

Trustee

Vice-Chairman of Keystone Industries

OLIVER C. MITCHELL, JR.

Trustee

Attorney & Consultant

CHARLES P. PIZZI

Trustee

Retired President, Director & Chief Executive

Officer, Tasty Baking Company

FS Global Credit Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of FS Global Credit Opportunities Fund

We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the Fund), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the year then ended and the period from January 28, 2013 (Inception) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund at December 31, 2014, the consolidated results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from January 28, 2013 (Inception) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 2, 2015

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—75.8%
Accellent Inc.	(e)(f)	Health Care Equipment & Services	L+350	1.0%	3/12/21	$4,380	$4,358	$4,296
Acision Finance LLC	(f)	Software & Services	L+975	1.0%	12/15/18	28,800	27,648	28,512
Aspect Software, Inc.	(e)	Software & Services	L+550	1.8%	5/7/16	14,732	14,665	14,438
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	9/15/17	1,896	1,896	1,892
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	10/15/17	1,835	1,835	1,830
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	11/15/17	2,164	2,164	2,159
Avant Credit III Trust	(g)	Diversified Financials	L+1000	1.0%	1/31/16	2,456	2,456	2,449
Avaya Inc.	(e)(f)	Technology Hardware & Equipment	L+550	1.0%	3/31/18	4,220	4,183	4,165
BBB Industries US Holdings, Inc.		Automobiles & Components	L+500	1.0%	11/3/21	10,000	9,804	9,950
BRG Sports, Inc.	(e)	Consumer Durables & Apparel	L+550	1.0%	4/15/21	6,455	6,495	6,472
Caesars Entertainment Operating Co., Inc.	(e)(f)	Consumer Services	L+575		3/1/17	6,405	5,989	5,620
Caesars Entertainment Operating Co., Inc.	(e)	Consumer Services	L+675		3/1/17	1,948	1,823	1,712
Caesars Entertainment Operating Co., Inc.	(e)	Consumer Services	L+875	1.0%	3/1/17	3,451	3,429	3,009
Cengage Learning Acquisitions, Inc.	(e)	Media	L+600	1.0%	3/31/20	11,023	11,102	10,936
CEVA Group PLC	(g)	Transportation	L+550	1.0%	3/19/19	20,000	20,000	16,675
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	12/26/15	3,355	3,355	3,351
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	5/2/17	812	812	811
CLP Issuer, LLC	(g)	Diversified Financials	L+1000	1.0%	5/2/17	15,833	15,833	15,816
Colouroz Investment 2 LLC	(e)(f)	Media	L+375	1.0%	5/3/21	3,218	3,186	3,133
Compuware Corporation	(f)	Software & Services	L+525	1.0%	12/15/21	23,000	21,850	21,884
Drillships Financing Holding Inc.	(e)(f)	Energy	L+500	1.0%	3/31/21	9,804	9,186	7,739
Drillships Ocean Ventures Inc.	(e)	Transportation	L+450	1.0%	7/25/21	3,176	3,002	2,572
Energy Future Intermediate Holding Co. LLC	(e)	Utilities	L+325	1.0%	6/19/16	5,000	5,000	5,008
EnergySolutions, LLC	(e)	Commercial & Professional Services	L+575	1.0%	5/29/20	7,236	7,101	7,234
ERC Ireland Holdings Ltd.	(f)	Telecommunication Services	E+450		9/30/19	€15,276	18,497	17,561
Extreme Reach, Inc.	(e)	Media	L+575	1.0%	1/24/20	$1,933	1,908	1,924
Fairway Group Acquisition Co.	(f)	Food & Staples Retailing	L+400	1.0%	8/17/18	19,692	16,894	16,935
Fomento de Construcciones y Contratas, S.A.	(h)	Real Estate	E+300		6/30/18	€4,413	5,528	4,877
Hudson Products Holdings Inc.	(e)	Capital Goods	L+400	1.0%	3/15/19	$4,166	4,148	4,041
iHeartCommunications, Inc.	(e)	Media	L+675		1/30/19	5,000	4,748	4,726
iHeartCommunications, Inc.	(e)(f)	Media	L+750		7/30/19	16,737	16,569	16,039
J.C. Penney Company, Inc.		Retailing	L+500	1.0%	5/22/18	20,698	20,436	20,361
Lineage Logistics, LLC	(e)	Transportation	L+350	1.0%	4/7/21	2,671	2,653	2,602
MA Financeco., LLC	(e)	Software & Services	L+425	1.0%	9/15/21	9,960	9,518	9,665

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Meldrew Participations B.V.	(f)	Food, Beverage & Tobacco	E+400	1.0%	10/31/19	€9,318	$10,993	$10,507
Meldrew Participations B.V.	(f)	Food, Beverage & Tobacco	E+400	1.0%	10/31/19	£90	134	131
NextGen Finance, LLC	(e)	Telecommunication Services	L+400	1.0%	5/28/19	$4,975	4,928	4,820
Novitex Acquisition, LLC		Software & Services	L+625	1.3%	7/7/20	18,226	17,621	17,497
Origami Owl, LLC	(f)	Consumer Durables & Apparel	L+700	1.5%	12/5/19	25,000	25,000	25,000
Origami Owl, LLC	(g)	Consumer Durables & Apparel	L+700	1.5%	12/5/19	3,400	3,400	3,400
OSG Bulk Ships, Inc.	(e)	Transportation	L+425	1.0%	8/5/19	3,444	3,412	3,367
OSG International, Inc.		Transportation	L+475	1.0%	8/5/19	5,740	5,687	5,597
PHS Group Limited	(f)	Commercial & Professional Services	L+500		4/17/20	£15,000	22,211	21,711
Quinn Manufacturing Group HoldCo Ltd.	(f)	Materials	E+677		12/2/16	€9,480	12,275	11,343
Quinn Manufacturing Group HoldCo Ltd.	(f)	Materials	8.6%		12/2/16	$2,288	2,269	2,277
Serena Software, Inc.	(e)	Software & Services	L+650	1.0%	4/14/20	17,125	17,223	17,045
SGMS Escrow Corp.	(e)	Consumer Services	L+325	1.0%	10/18/20	5,000	4,894	4,941
Solocal Group S.A.	(f)	Media	L+400		3/15/18	€1,541	1,494	1,532
SunGard Availability Services Capital, Inc.	(e)(f)	Software & Services	L+500	1.0%	3/29/19	$18,155	16,340	16,258
TIBCO Software Inc.	(e)(f)	Software & Services	L+550	1.0%	9/27/20	10,000	9,500	9,725
Toys “R” Us-Delaware, Inc.	(e)(f)	Retailing	L+375	1.5%	5/25/18	8,416	6,729	6,438
Toys “R” Us-Delaware, Inc.	(e)	Retailing	L+875	1.0%	4/9/20	16,278	15,065	15,047
TransFirst Inc.	(e)	Software & Services	L+450	1.0%	10/12/21	4,949	4,930	4,932
Twinkle Pizza PLC	(g)	Consumer Services	E+375		7/31/20	£5,560	8,874	7,622
Tyrol Acquisition 2 SAS	(f)	Media	L+300		7/29/16	€6,082	7,500	7,276
Varsity Brands Holding Co., Inc.	(e)(f)	Media	L+500	1.0%	12/11/21	$9,375	9,281	9,381
Vouvray US Finance LLC	(e)	Commercial & Professional Services	L+400	1.0%	6/18/21	1,575	1,567	1,553
Walter Energy, Inc.	(e)(f)	Materials	L+625	1.0%	4/2/18	6,586	5,638	5,138

Total Senior Secured Loans—First Lien							505,036	492,932
Unfunded Loan Commitments							(50,563)	(50,351)

Net Senior Secured Loans—First Lien							454,473	442,581

Senior Secured Loans—Second Lien—24.1%
Accellent Inc.	(e)(f)	Health Care Equipment & Services	L+650	1.0%	3/11/22	14,094	13,735	13,354
Asurion, LLC	(e)(f)	Insurance	L+750	1.0%	3/3/21	6,489	6,538	6,468
BBB Industries US Holdings, Inc.	(f)	Automobiles & Components	L+875	1.0%	11/3/22	10,000	9,492	9,550
BRG Sports, Inc.		Consumer Durables & Apparel	L+925	1.0%	4/15/22	6,125	6,074	6,171
Capital Safety North America Holdings Inc.		Capital Goods	L+550	1.0%	3/28/22	1,333	1,332	1,273
Colouroz Investment 2 LLC	(f)	Media	L+725	1.0%	9/5/22	3,429	3,403	3,257

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Compuware Corporation	(f)	Software & Services	L+825	1.0%	12/15/22	$25,000	$21,750	$23,125
DTZ U.S. Borrower, LLC	(f)	Real Estate	L+825	1.0%	11/4/22	6,261	6,221	6,214
Fieldwood Energy LLC		Energy	L+713	1.3%	9/30/20	5,000	4,605	3,691
Fomento de Construcciones y Contratas, S.A.	(h)	Real Estate	E+1100 PIK (1600 Max PIK)		6/30/18	€1,160	1,383	1,282
Inmar Acquisition Sub, Inc.		Commercial & Professional Services	L+700	1.0%	1/27/22	$6,783	6,774	6,639
Neff Rental LLC	(e)(f)	Capital Goods	L+625	1.0%	6/9/21	23,032	23,109	23,133
Renaissance Learning, Inc.	(e)	Consumer Services	L+700	1.0%	4/11/22	3,214	3,184	3,086
Road Infrastructure Investment, LLC	(e)	Capital Goods	L+675	1.0%	9/30/21	1,241	1,236	1,125
Samson Investment Co.	(f)	Energy	L+400	1.0%	9/25/18	2,379	1,978	1,879
Sedgwick Claims Management Services, Inc.	(e)	Insurance	L+575	1.0%	2/28/22	1,455	1,448	1,378
Stadium Management Corp.		Consumer Services	L+825	1.0%	2/27/21	1,000	1,000	1,005
Templar Energy LLC	(e)	Energy	L+750	1.0%	11/25/20	13,000	12,508	9,399
Transaction Network Services, Inc.		Software & Services	L+800	1.0%	8/14/20	10,000	9,944	9,900
TransFirst Inc.		Software & Services	L+800	1.0%	10/12/22	5,000	4,950	4,952
Vantage Energy, LLC		Energy	L+750	1.0%	12/20/18	1,828	1,812	1,627
Vouvray US Finance LLC		Commercial & Professional Services	L+750	1.0%	12/17/21	2,000	1,981	1,945

Total Senior Secured Loans—Second Lien							144,457	140,453

Senior Secured Bonds—20.2%
Arch Coal, Inc.	(p)(q)	Energy	8.0%		1/15/19	463	417	264
Ardagh Packaging Finance PLC	(i)(q)	Materials	4.3%		1/15/22	€4,500	5,598	5,403
Avaya Inc.	(p)(q)	Technology Hardware & Equipment	10.5%		3/1/21	$35,919	31,266	30,980
CEDC Finance Corporation International, Inc.	(p)	Food, Beverage & Tobacco	9.0%		4/30/18	21,510	20,232	18,606
CEVA Group PLC	(p)(q)	Transportation	7.0%		3/1/21	5,752	5,579	5,579
CEVA Group PLC	(p)(q)	Transportation	9.0%		9/1/21	24,371	24,289	23,031
GEO Debt Finance SCA	(i)(q)	Consumer Services	7.5%		8/1/18	€2,393	2,539	2,409
HEMA Bondco I B.V.	(i)(q)	Retailing	6.3%		6/15/19	€11,200	11,877	11,520
Momentive Performance Materials Inc.	(p)	Materials	4.7%		4/24/22	$11,408	9,494	9,126
SGMS Escrow Corp.	(p)	Consumer Services	7.0%		1/1/22	3,350	3,350	3,402
Walter Energy, Inc.	(o)(p)(q)	Materials	9.5%		10/15/19	10,286	10,226	7,895

Total Senior Secured Bonds							124,867	118,215

Subordinated Debt—27.5%
Abengoa Finance, S.A.U.	(i)(q)	Capital Goods	6.0%		3/31/21	€5,081	5,427	5,347

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
American Energy - Woodford, LLC	(p)(q)	Energy	9.0%		9/15/22	$6,408	$6,139	$4,029
Arch Coal, Inc.	(p)	Energy	7.3%		10/1/20	7,261	4,303	2,451
Arch Coal, Inc.	(f)(p)	Energy	7.3%		6/15/21	22,196	10,635	6,839
Armored AutoGroup Inc.	(p)	Household & Personal Products	9.3%		11/1/18	7,869	8,035	7,908
Beazer Homes USA, Inc.	(p)	Consumer Durables & Apparel	7.3%		2/1/23	12,500	12,394	12,188
BWAY Holding Co.	(p)(q)	Materials	9.1%		8/15/21	6,250	6,211	6,281
Financiere Quick S.A.S.	(i)(q)	Consumer Services	E+475		4/15/19	€4,000	4,596	4,393
iHeartCommunications, Inc.	(f)(p)	Media	10.0%		1/15/18	$23,369	18,791	20,389
Linn Energy, LLC	(p)	Energy	6.5%		5/15/19	7,319	7,260	6,217
Linn Energy, LLC	(p)	Energy	7.8%		2/1/21	1,188	1,113	1,000
Linn Energy, LLC	(p)	Energy	6.5%		9/15/21	11,666	11,266	9,411
Ocean Rig UDW, Inc.	(p)(q)	Energy	7.3%		4/1/19	17,596	16,935	12,537
Pinnacle Entertainment, Inc.	(p)	Consumer Services	6.4%		8/1/21	5,432	5,769	5,561
Pinnacle Entertainment, Inc.	(p)	Consumer Services	7.8%		4/1/22	97	106	101
Samson Investment Co.	(p)	Energy	9.8%		2/15/20	17,714	9,714	7,440
SandRidge Energy, Inc.	(p)	Energy	7.5%		3/15/21	200	131	130
SandRidge Energy, Inc.	(p)	Energy	8.1%		10/15/22	1,780	1,088	1,170
SandRidge Energy, Inc.	(p)	Energy	7.5%		2/15/23	510	308	326
SGMS Escrow Corp.	(p)	Consumer Services	10.0%		12/1/22	15,000	13,527	13,819
SunGard Availability Services Capital, Inc.	(p)(q)	Software & Services	8.8%		4/1/22	16,503	11,301	9,819
Warren Resources, Inc.	(p)(q)	Energy	9.0%		8/1/22	11,650	11,493	7,281
YPF S.A.	(p)(q)	Energy	8.9%		12/19/18	179	173	186
YPF S.A.	(p)(q)	Energy	8.8%		4/4/24	15,242	15,819	15,547

Total Subordinated Debt							182,534	160,370

Collateralized Securities—1.6%
CGMS CLO 2014-1A Class Subord.	(p)(q)	Diversified Financials	10.1%		4/17/25	5,000	4,089	4,142
Wind River CLO Ltd. 2013-2A Class Subord.	(p)(q)	Diversified Financials	13.3%		1/18/26	6,000	4,860	5,186

Total Collateralized Securities							8,949	9,328

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Amortized Cost	Fair Value(d)
Equity/Other—2.9%
Ally Financial Inc., Series A Preferred Equity	(p)	Diversified Financials	8.5%	1,000	$27	$27
ERC Ireland Holdings Ltd., Common Equity	(j)	Telecommunication Services		6,121	1,130	970
Federal Home Loan Mortgage Corp., Series F Preferred Equity	(j)(p)	Real Estate	5.0%	18,232	303	100
Federal Home Loan Mortgage Corp., Series K Preferred Equity	(j)(p)	Real Estate	5.8%	10,575	176	60
Federal Home Loan Mortgage Corp., Series O Preferred Equity	(j)(p)	Real Estate	5.8%	10,210	169	58
Federal Home Loan Mortgage Corp., Series R Preferred Equity	(j)(p)	Real Estate	5.7%	27,006	172	155
Federal Home Loan Mortgage Corp., Series V Preferred Equity	(j)(p)	Real Estate	5.6%	66,000	632	189
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(j)(p)	Real Estate	7.9%	411,057	4,369	1,624
Federal National Mortgage Association, Series F Preferred Equity	(j)(p)	Real Estate	CMT-16	15,250	266	84
Federal National Mortgage Association, Series H Preferred Equity	(j)(p)	Real Estate	5.8%	25,804	392	145
Federal National Mortgage Association, Series R Preferred Equity	(j)(p)	Real Estate	7.6%	66,000	624	224
Federal National Mortgage Association, Series S Preferred Equity	(j)(p)	Real Estate	7.8%	216,770	1,409	839
Federal National Mortgage Association, Series T Preferred Equity	(f)(j)(p)	Real Estate	8.3%	31,016	175	163
Federal National Mortgage Association, Series 2004-1 Preferred Equity	(j)(p)	Real Estate	5.4%	5	168	56
iShares iBoxx HYG ETF, Call Option, Strike: $90.00	(j)(k)(p)	Diversified Financials		2,500	100	252
iShares iBoxx HYG ETF, Call Option, Strike: $91.00	(j)(k)(p)	Diversified Financials		7,500	155	442
iShares iBoxx HYG ETF, Put Option, Strike: $84.50	(j)(k)(p)	Diversified Financials		2,500	300	62
iShares iBoxx HYG ETF, Put Option, Strike: $85.00	(j)(k)(p)	Diversified Financials		5,500	640	155
iStar Financial Inc., Series D Preferred Equity	(p)	Real Estate	8.0%	200,000	5,014	5,000
iStar Financial Inc., Series E Preferred Equity	(p)	Real Estate	7.9%	46,658	1,163	1,152
iStar Financial Inc., Series I Preferred Equity	(p)	Real Estate	7.5%	130,941	3,212	3,169
MPM Holdings Inc., Common Equity	(j)(p)	Materials		618	13	13
Pinnacle Entertainment, Inc., Common Equity	(j)(p)	Consumer Services		33,304	857	741
YPF S.A., Common Equity	(j)(p)	Energy		49,166	1,388	1,301

Total Equity/Other					22,854	16,981

TOTAL INVESTMENTS—152.1%					$938,134	887,928

LIABILITIES IN EXCESS OF OTHER ASSETS—(52.1%)	(l)					(304,309)

NET ASSETS—100.0%						$583,619

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Industry	Maturity	Number of Shares / Contracts	Amortized Cost	Fair Value(d)
Investments Sold Short—(2.5%)
Caesars Entertainment Corporation, Common Equity	Consumer Services		(62,833)	$(794)	$(986)
VelocityShares Daily Inverse VIX Short-Term ETN	Diversified Financials	12/4/30	(442,308)	(14,150)	(13,773)

Total Investments Sold Short				$(14,944)	$(14,759)

Options Written
Description	Put/Call	Strike	Expiration Date	Contracts	Premiums Received	Market Value(d)
iShares iBoxx HYG ETF	Call Option	$88.00	1/31/15	(2,500)	$(150)	$(578)
iShares iBoxx HYG ETF	Call Option	88.50	1/31/15	(7,500)	(550)	(1,455)

Total Options Written					$(700)	$(2,033)

Credit Default Swaps on Corporate Issues—Sell Protection
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2014(m)	Industry	Fixed Deal Receive Rate	Maturity	Notional(n)	Market Value(d)	Unamortized Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	JPMorgan Chase Bank, N.A.	1,484%	Consumer Services	5%	3/20/15	$15,000	$(11,400)	$(11,102)	$(298)
Caesars Entertainment Operating Co., Inc.	JPMorgan Chase Bank, N.A.	656%	Consumer Services	5%	9/20/15	3,558	(2,914)	(2,977)	63
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	10%	Insurance	5%	6/20/19	2,000	(308)	(255)	(53)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	10%	Insurance	5%	9/20/19	16,000	(2,527)	(1,617)	(910)
Norske Skogindustrier ASA	JPMorgan Chase Bank, N.A.	26%	Materials	5%	12/20/16	€2,000	(709)	(691)	(18)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2014, the three-month London Interbank Offered Rate (“L”) was 0.26%, the three-month Euro Interbank Offered Rate (“E”) was 0.08% and the two-year Constant Maturity Treasury Rate (“CMT”) was 0.67%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value and market value are determined by FS Global Advisor, LLC, the Fund’s investment adviser, and approved by the Fund’s board of trustees. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

(e)	Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)	Position or portion thereof unsettled as of December 31, 2014.

(g)	Security is an unfunded loan commitment.

(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)	Security or portion thereof held by FS Global Credit Opportunities Fund (Cayman), a wholly-owned subsidiary of the Fund.

(j)	Security is non-income producing.

(k)	Options expired on January 31, 2015.

(l)	Includes the effect of investments sold short, options written and credit default swap positions.

(m)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(n)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(o)	Security or portion thereof on loan as of December 31, 2014.

(p)	Security or portion thereof held in a prime brokerage account with JPMorgan Chase Bank, N.A.

(q)	Restricted security as to resale. As of December 31, 2014, the Fund held 27.7% of its net assets with a current value of $161,829 in restricted securities.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2014
Assets
Investments, at fair value (amortized cost—$938,134)(1)	$887,928
Cash	61,284
Foreign currency (cost—$4,944)	5,556
Collateral held at broker for open swap contracts	21,565
Receivable for common shares sold	14,323
Expense reimbursement due from sponsor(2)	6,015
Receivable for investments sold and repaid	28,970
Interest receivable	11,422
Collateral held for securities loaned	7,742
Receivable on credit default swaps	65
Unrealized appreciation on credit default swaps	63
Deferred financing costs	410
Prepaid expenses	3

Total assets	$1,045,346

Liabilities
Payable for investments purchased	$256,689
Credit facility payable	80,100
Cash due to broker	77,621
Investments sold short, at fair value (proceeds—$14,944)	14,759
Options written, at market value (premiums received—$700)	2,033
Obligation to return collateral held for securities loaned	7,742
Interest expense payable	168
Shareholder distributions payable	157
Management fees payable	4,080
Administrative services expense payable	7
Accounting and administrative fees payable	50
Professional fees payable	225
Trustees’ fees payable	86
Unamortized swap premiums received	16,642
Unrealized depreciation on credit default swaps	1,279
Other accrued expenses and liabilities	89

Total liabilities	$461,727

Net assets	$583,619

Commitments and contingencies—($7,792)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 65,529,194 shares issued and outstanding	66
Capital in excess of par value	643,980
Accumulated net realized gain (loss)(4)	(17,782)
Accumulated net investment income(4)	7,998
Net unrealized appreciation (depreciation)	(50,643)

Net assets	$583,619

Net asset value per common share at period end	$8.91

(1)	Includes fair value of security on loan of $7,332.

(2)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)	See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Operations

(in thousands)

Year Ended December 31, 2014
Investment income
Interest income	$18,032
Dividend income	63
Fee income	4,475
Securities lending income	128

Total investment income	22,698

Operating expenses
Management fees	6,707
Administrative services expenses	168
Accounting and administrative fees	321
Interest expense	384
Professional fees	400
Trustees’ fees	230
Other general and administrative expenses	553

Total operating expenses	8,763
Less: Expense reimbursement from sponsor(1)	(7,311)

Net operating expenses	1,452

Net investment income	21,246

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(5,795)
Net realized gain (loss) on credit default swaps	(7,226)
Net realized gain (loss) on foreign currency	1,673
Net realized gain (loss) on investments sold short	1,564
Net change in unrealized appreciation (depreciation) on investments	(50,292)
Net change in unrealized appreciation (depreciation) on credit default swaps	(1,216)
Net change in unrealized appreciation (depreciation) on options written	(1,333)
Net change in unrealized gain (loss) on foreign currency	1,940
Net change in unrealized appreciation (depreciation) on investments sold short	185

Total net realized and unrealized gain (loss)	(60,500)

Net increase (decrease) in net assets resulting from operations	$(39,254)

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31, 2014	Period from January 28, 2013 (Inception) to December 31, 2013
Operations
Net investment income (loss)	$21,246	$(11)
Net realized gain (loss)	(9,784)	—
Net change in unrealized appreciation (depreciation) on investments	(50,292)	86
Net change in unrealized appreciation (depreciation) on credit default swaps	(1,216)	—
Net change in unrealized appreciation (depreciation) on options written	(1,333)	—
Net change in unrealized gain (loss) on foreign currency	1,940	(13)
Net change in unrealized appreciation (depreciation) on investments sold short	185	—
Net increase from additional support payment from sponsor(1)	—	232

Net increase (decrease) in net assets resulting from operations	(39,254)	294

Shareholder distributions(2)
Distributions from net investment income	(21,246)	(243)

Net decrease in net assets resulting from shareholder distributions	(21,246)	(243)

Capital share transactions
Issuance of common shares(3)	595,475	48,571
Capital contributions of investment adviser(1)	—	22

Net increase in net assets resulting from capital share transactions	595,475	48,593

Total increase in net assets	534,975	48,644
Net assets at beginning of period	48,644	—

Net assets at end of period	$583,619	$48,644

Accumulated net investment income(2)	$7,998	$—

(1)	See Note 4 for a discussion of reimbursements and other amounts paid to the Fund by its investment adviser and affiliates.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

(3)	See Note 3 for a discussion of transactions with respect to the Fund’s common shares for the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended December 31, 2014
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(39,254)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,297,174)
Proceeds from sales and repayments of investments	372,602
Purchases to cover investments sold short	(68,480)
Proceeds from investments sold short	84,988
Premiums received on credit default swaps, net	16,642
Premiums received on options written	700
Net realized (gain) loss on investments	5,795
Net realized (gain) loss on investments sold short	(1,564)
Net change in unrealized (appreciation) depreciation on investments	50,292
Net change in unrealized (appreciation) depreciation on credit default swaps	1,216
Net change in unrealized (appreciation) depreciation on options written	1,333
Net change in unrealized (appreciation) depreciation on investments sold short	(185)
Accretion of discount	(1,045)
Amortization of deferred financing costs	216
(Increase) decrease in cash held by broker	1,000
(Increase) decrease in collateral held at broker for open swap contracts	(21,565)
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	(5,556)
(Increase) decrease in receivable for investments sold and repaid	(28,970)
(Increase) decrease in interest receivable	(11,389)
(Increase) decrease in receivable on credit default swaps	(65)
(Increase) decrease in prepaid expenses	115
Increase (decrease) in payable for investments purchased	241,856
Increase (decrease) in cash due to broker	77,621
Increase (decrease) in interest expense payable	168
Increase (decrease) in management fees payable	4,015
Increase (decrease) in administrative services expense payable	(2)
Increase (decrease) in accounting and administrative fees payable	45
Increase (decrease) in professional fees payable	91
Increase (decrease) in trustees’ fees payable	86
Increase (decrease) in other accrued expenses and liabilities	76

Net cash used in operating activities	(616,392)

Cash flows from financing activities
Issuance of common shares	581,152
Shareholder distributions	(21,332)
Borrowings under credit facility(2)	80,100
Deferred financing costs paid	(626)

Net cash provided by financing activities	639,294

Total increase (decrease) in cash(3)	22,902
Cash at beginning of period	43,938

Cash at end of period(4)	$66,840

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Fund by its investment adviser and affiliates.

(2)	See Note 9 for a discussion of Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch. During the year ended December 31, 2014, Dauphin Funding paid no interest expense on the credit facility.

(3)	Includes net change in unrealized appreciation (depreciation) on foreign currency holdings of $612.

(4)	Balance includes foreign currency holdings.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31, 2014	Period from January 28, 2013 (Inception) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$10.02	$10.00
Results of operations
Net investment income (loss)(2)(3)	0.87	—
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.11)	0.07

Net increase (decrease) in net assets resulting from operations	(0.24)	0.07

Shareholder distributions(4)
Distributions from net investment income	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.87)	(0.05)

Net asset value, end of period	$8.91	10.02

Shares outstanding, end of period	65,529,194	4,857,035

Total return(5)(6)	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$583,619	$48,644

Ratio of net investment income (loss) to average net assets(7)(8)	9.01%	(0.41)%

Ratio of total operating expenses to average net assets(7)	3.72%	9.36%
Ratio of expense reimbursement from sponsor to average net assets(7)	(3.10)%	(8.53)%

Ratio of net operating expenses to average net assets(7)	0.62%	0.83%

Portfolio turnover(6)	165.25%	—

Total amount of senior securities outstanding exclusive of treasury securities	$157,721	—

Asset coverage per unit(9)	4.45	—

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the year ended December 31, 2014 and the period from December 12, 2013 (Commencement of Investment Operations) to December 31, 2013.

(3)	Net investment loss for the period from January 28, 2013 (Inception) to December 31, 2013 was less than $0.005 per common share.

(4)	The per share data for distributions reflects the actual amount of distributions paid per common share during the applicable period.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(5)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and are calculated in accordance with U.S. generally accepted accounting principles. These total return figures do not represent an actual return to shareholders.

(6)	The period from January 28, 2013 (Inception) to December 31, 2013 is not annualized.

(7)	Average daily net assets for the year ended December 31, 2014 and the period from December 12, 2013 (Commencement of Investment Operations) to December 31, 2013 is used for this calculation. The period from January 28, 2013 (Inception) to December 31, 2013 is not annualized.

(8)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 5.91% and (8.94)% for the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013, respectively.

(9)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or Franklin Square Holdings. As of December 31, 2014, approximately 83% and 17% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A and Fund—D, respectively.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2014, the Fund had one wholly-owned financing subsidiary and two wholly-owned subsidiaries through which it holds interests in certain non-controlled and non-affiliated portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2014. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the fair value of its investment portfolio each day that the New York Stock Exchange is open for business as of the close of the regular trading session. The Fund

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

calculates the net asset value, or NAV, of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Global Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the Fund’s valuation committee and approved by the Fund’s board of trustees, or the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

When determining the fair value of an asset, FS Global Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Global Advisor deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, FS Global Advisor uses the following valuation methods:

•	The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•

If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such securities using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Global Advisor may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, FS Global Advisor may use independent third-party pricing or valuation services; provided that FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Global Advisor shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used. For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower)

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as FS Global Advisor, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Global Advisor, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount are recorded as interest income. Structuring and other upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Income Taxes: The Fund has elected to be treated for federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed. The Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties. The Fund has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Options Written: The Fund may write call and put options in an effort to manage risk and/or generate gains from options premiums. When the Fund writes a call option, it gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the Fund to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes a put option, it gives the holder the right to sell and obligates the Fund to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

Securities Lending: The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by FS Global Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. As of December 31, 2014, the Fund had

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

securities on loan valued at $7,332 and received cash collateral with a value of $7,742 representing 1.3% and 1.3% of net assets, respectively.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013:

	Year Ended December 31, 2014		Period from January 28, 2013 (Inception) to December 31, 2013
	Shares	Amount	Shares	Amount
Proceeds from Issuance of Common Shares	60,672,159	$595,475	4,857,035	$48,571

Common shares of the Fund are issued solely to Fund—A and Fund—D in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. During the year ended December 31, 2014, the Fund issued 50,408,466 common shares to Fund—A and 10,263,693 common shares to Fund—D for gross proceeds of $495,313 and $100,162, respectively. During the period from January 28, 2013 (Inception) to December 31, 2013, the Fund issued 4,223,035 common shares to Fund—A and 634,000 common shares to Fund—D for gross proceeds of $42,231 and $6,340, respectively. During the period from January 1, 2015 to February 17, 2015, the Fund issued 6,897,759 common shares to Fund—A and 1,346,770 common shares to Fund—D for gross proceeds of $60,174 and $11,736, respectively.

The Fund intends to repurchase common shares held by Fund—A and Fund—D to the extent necessary to accommodate repurchase requests under each Company’s share repurchase program. During the year ended December 31, 2014, the Fund did not repurchase any of its common shares from either Fund—A or Fund—D under their respective share repurchase programs.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the average daily value of the Fund’s gross assets and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s investment operations. Management fees are calculated and payable quarterly in arrears.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%;

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•

20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Franklin Square Holdings funded organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs were recorded by the Fund as a contribution to capital. The organization costs were charged to expense as incurred by the Fund. Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of offering proceeds from the issuance of the Fund’s common shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including Franklin Square Holdings) have been recovered. Any such reimbursements will be recorded by the Fund as a reduction of capital. FS Global Advisor has agreed to waive reimbursement of 1.5% of the net proceeds raised through December 31, 2014; however, it has no obligation to do so in the future. If FS Global Advisor ceases to waive reimbursement of organization and offering costs in the future, FS Global Advisor will thereafter be entitled to reimbursement of up to 1.5% of offering proceeds from the issuance of the Fund’s common shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including Franklin Square Holdings) since the Fund’s inception have been recovered.

The following table describes the fees and expenses accrued under the investment advisory agreement and the administration agreement during the year ended December 31, 2014:

Related Party	Source Agreement	Description	Year Ended December 31, 2014

FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$6,707

FS Global Advisor	Investment Advisory Agreement	Incentive Fee	$—

FS Global Advisor	Administration Agreement	Administrative Services Expenses(1)	$168

(1)	During the year ended December 31, 2014, $6,707 in management fees and $168 in administrative services expenses were accrued and have been or may in the future be applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (as defined below) (see “—Expense Reimbursement Agreement and Additional Support Payments”).

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to Franklin Square Holdings’ other sponsored investment funds, including FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II, and FSIC III Advisor, LLC, the investment adviser to FS Investment Corporation III. As a result, such members provide investment advisory services to the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III. While none of FS Global Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC or FSIC III Advisor, LLC is currently making private corporate debt investments for clients other than the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively, any such entity may do so in the future. In the event that FS Global Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and/or FS Investment Corporation III, rather than to the Fund.

Expense Reimbursement Agreement and Additional Support Payments

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and Franklin Square Holdings, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of distributions per common share declared by the Fund is less than the annualized rate of distributions per common share declared by the Fund at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Fund or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

The following table reflects the expense reimbursement and additional support payments made by Franklin Square Holdings to the Fund as of December 31, 2014 that may be subject to reimbursement to Franklin Square Holdings:

Quarter Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
December 31, 2013	$459	6.09%	8.68%	December 31, 2016
March 31, 2014	$1,296	1.35%	8.55%	March 31, 2017
June 30, 2014	—	N/A	N/A	N/A
September 30, 2014	$46	0.45%	8.86%	September 30, 2017
December 31, 2014	$5,969	0.69%	9.76%	December 31, 2017

(1)

The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the regular weekly cash distribution per share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

Franklin Square Holdings is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Fund’s expenses in future years.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with Fund—A’s weekly closing occurring on June 25, 2014, FS Benefit Trust purchased approximately $218 of Fund—A’s common shares at a purchase price of approximately $10.30 per share, which represents Fund—A’s public offering price as of such date, net of selling commissions and dealer manager fees. The Fund issued 21,185 common shares to Fund—A in respect of the common shares of Fund—A purchased by FS Benefit Trust.

Note 5. Distributions

The following table reflects the cash distributions per common share that the Fund declared and paid on its common shares during the years ended December 31, 2014 and 2013:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2013(1)	$0.0502	$243
2014	$0.8695	$21,246

(1)	Represents the cash distributions per common share declared by the Fund for the period from December 12, 2013 (Commencement of Investment Operations) to December 31, 2013.

On January 9, 2015, the Board declared regular weekly cash distributions for January 2015 through March 2015. The regular weekly cash distributions, each in the amount of $0.016722 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Each of the Companies has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Company can elect to receive their cash distributions in additional common shares of such Company. To the extent that a Company’s shareholders reinvest their cash distributions, such Company will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Companies to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies and expense reimbursement and additional support payments from Franklin Square Holdings. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The Fund expects that for a period of time following commencement of its investment operations, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that are subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or Franklin Square Holdings continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by Franklin Square Holdings and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the year ended December 31, 2014, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses, 34% of the cash distributions paid to shareholders during such period would have been funded from offering proceeds or borrowings. For the period from January 28, 2013 (Inception) to December 31, 2013, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses and provided additional support payments, 100% of the cash distributions paid to shareholders during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund paid on its common shares during the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013:

	Year Ended December 31, 2014		Period from January 28, 2013 (Inception) to December 31, 2013
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement and additional support payment from sponsor)(1)	13,935	66%	—	—
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Gains from credit default swaps (ordinary income for tax)	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement and additional support payment from sponsor	7,311	34%	243	100%

Total	$21,246	100%	$243	100%

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

(1)	During the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013, 95.4% and 90.9%, respectively, of the Fund’s gross investment income was attributable to cash income earned and 4.6% and 9.1%, respectively, was attributable to non-cash accretion of discount.

The Fund’s net investment income on a tax basis for the year ended December 31, 2014 and the period from January 28, 2013 (Inception) to December 31, 2013 was $28,028 and $11, respectively. As of December 31, 2014, the Fund had $6,782 of undistributed net investment income on a tax basis.

The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of the mark-to-market of unrealized gains on credit default swaps and the reclassification of credit default swap payments and amortization to income for tax purposes from realized gains for book purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the year ended December 31, 2014:

Year Ended December 31, 2014
GAAP-basis net investment income	$21,246
Reclassification of the mark-to-market of unrealized gains on credit default swaps	(1,216)
Reclassification of credit default swap payments and amortization to income for tax purposes from realized gains for book purposes	6,357
Other miscellaneous differences	1,641

Tax-basis net investment income	$28,028

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2014, the Fund increased undistributed net investment income by $7,998 and decreased accumulated net realized gain (loss) by $7,998.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

December 31, 2014
Distributable ordinary income	$6,782
Capital loss carryover(1)	(10,428)
Net unrealized appreciation (depreciation)(2)	(56,781)

$(60,427)

(1)	The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire.

(2)	As of December 31, 2014, gross unrealized appreciation was $6,392 and gross unrealized depreciation was $63,173.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

The aggregate cost of the Fund’s investments for federal income tax purposes totaled $944,425 as of December 31, 2014. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(56,781) as of December 31, 2014.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of December 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Credit default swap contracts	$128	(1)	$17,921	(2)
Investments, at fair value (options purchased)	$911	(3)	$—
Options written	$—		$2,033	(4)

(1)	Consolidated statement of assets and liabilities location: Receivable on credit default swaps and unrealized appreciation on credit default swaps.

(2)	Consolidated statement of assets and liabilities location: Unamortized swap premiums received and unrealized depreciation on credit default swaps.

(3)	Consolidated statement of assets and liabilities location: Investments, at fair value.

(4)	Consolidated statement of assets and liabilities location: Options written, at market value.

During the year ended December 31, 2014, the Fund adopted new disclosure requirements for offsetting assets and liabilities, pursuant to which the Fund will disclose both gross and net information for assets and liabilities related to derivatives. The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its consolidated statement of assets and liabilities, are presented in the table above.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2014:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$128	$128	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$17,921	$128	$—	$17,793	$—
JPMorgan Chase Bank, N.A.	2,033	—	—	2,033	—

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations whose primary underlying risk exposure is credit risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit default swap contracts	$(7,226	)(1)	$(1,216	)(2)
Investments, at fair value (options purchased)	$—		$(284	)(3)
Options written	$—		$(1,333	)(4)

(1)	Consolidated statement of operations location: Net realized gain (loss) on credit default swaps.

(2)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on credit default swaps.

(3)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on investments.

(4)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on options written.

The average notional amount of credit default swap contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was approximately $23,037.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options activity for the year ended December 31, 2014 was as follows:

Options Written
Market value at beginning of period	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(1,333)
Premiums received on options written	(700)
Premiums paid on exit	—

Market value at end of period	$(2,033)

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2014:

	December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$454,473	$442,581	50%
Senior Secured Loans—Second Lien	144,457	140,453	16%
Senior Secured Bonds	124,867	118,215	13%
Subordinated Debt	182,534	160,370	18%
Collateralized Securities	8,949	9,328	1%
Equity/Other	22,854	16,981	2%

Total	$938,134	$887,928	100%

Investments sold short	$(14,944)	$(14,759)

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of December 31, 2014, the Fund did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2014, the Fund had five senior secured loan investments with aggregate unfunded commitments of $50,351. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2014:

	December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$19,500	2%
Capital Goods	34,919	4%
Commercial & Professional Services	39,082	4%
Consumer Durables & Apparel	49,831	6%
Consumer Services	48,759	6%
Diversified Financials	20,285	2%
Energy	100,464	11%
Food & Staples Retailing	16,935	2%
Food, Beverage & Tobacco	29,244	3%
Health Care Equipment & Services	17,650	2%
Household & Personal Products	7,908	1%
Insurance	7,846	1%
Materials	47,476	5%
Media	78,593	9%
Real Estate	25,391	3%
Retailing	53,366	6%
Software & Services	187,752	21%
Technology Hardware & Equipment	35,145	4%
Telecommunication Services	23,351	3%
Transportation	39,423	4%
Utilities	5,008	1%

Total	$887,928	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2014:

	December 31, 2014
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$684,675	77%
Europe	173,660	20%
Other	29,593	3%

Total	$887,928	100%

(1)	Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2014, other than short-term securities and U.S. government obligations, were $1,297,174 and $372,602, respectively.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2014, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2014
Level 1—Price quotations in active markets	$15,998
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	871,930

Total	$887,928

As of December 31, 2014, the Fund’s credit default swaps, investments sold short and options written were categorized as follows in the fair value hierarchy:

	December 31, 2014
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$(16,792)
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	63	(17,921)

Total	$63	$(34,713)

The Fund’s investments as of December 31, 2014 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund valued its investments and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Twenty-four equity/other investments and two investments sold short

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

which were traded on an active public market were valued at their closing price as of December 31, 2014. Six senior secured loan investments were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the debt. One senior secured loan investment, which was newly issued and purchased near December 31, 2014, and one equity investment were valued at cost, as the Board determined that the cost of such investments was the best indication of fair value.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which the Fund purchases and sells its investments. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2014 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2014
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Government Bonds	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$9,996	$4,863	$3,091	$—	$—	$—	$—	$17,950
Accretion of discount (amortization of premium)	288	25	292	438	2	—	—	1,045
Net realized gain (loss)	446	(32)	(2,662)	119	78	—	328	(1,723)
Net change in unrealized appreciation (depreciation)	(11,915)	(4,020)	(6,672)	(22,164)	—	379	(160)	(44,552)
Purchases	553,636	143,157	170,118	365,260	1,780	9,121	1,552	1,244,624
Sales and redemptions	(109,870)	(3,540)	(45,952)	(183,283)	(1,860)	(172)	(737)	(345,414)
Net transfers in or out of Level 3	—	—	—	—	—		—	—

Fair value at end of period	$442,581	$140,453	$118,215	$160,370	$—	$9,328	$983	$871,930

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(11,895)	$(4,038)	$(6,652)	$(22,164)	$—	$379	$(160)	$(44,530)

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2014 of credit default swaps for which significant unobservable inputs (Level 3) were used in determining market value:

For the Year Ended December 31, 2014
Market value at beginning of period	$—
Net realized gain (loss)	(7,226)
Net change in unrealized appreciation (depreciation)	(1,216)
Swap premiums received	(30,824)
Coupon payments received	(1,085)
Premiums paid on exit	22,493
Net transfers in or out of Level 3	—

Market value at end of period	$(17,858)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps still held at the reporting date	$(1,216)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2014 are as follows:

Type of Investment	Fair Value or Market Value at December 31, 2014	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$407,538	Market Quotes	Indicative Dealer Quotes	76.5% - 100.3%	94.5%
	10,043	Market Comparables	Market Yield (%)	11.0% - 11.5%	11.3%
	25,000	Cost	Cost	100%	100%
Senior Secured Loans—Second Lien	140,453	Market Quotes	Indicative Dealer Quotes	72.3% - 100.8%	94.4%
Senior Secured Bonds	118,215	Market Quotes	Indicative Dealer Quotes	57.0% - 101.6%	88.1%
Subordinated Debt	160,370	Market Quotes	Indicative Dealer Quotes	30.8% - 104.6%	81.0%
Collateralized Securities	9,328	Market Quotes	Indicative Dealer Quotes	82.8% - 86.4%	84.8%
Equity/Other	970	Market Quotes	Indicative Dealer Quotes	€129.2 - €132.7	€131.0
	13	Cost	Cost	$20.33	$20.33

Total	$871,930

Credit Default Swaps	$(17,858)	Market Quotes	Indicative Dealer Quotes	(81.9%) - (15.4%)	(65.5%)

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of December 31, 2014.

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Dauphin Funding Credit Facility	Revolving Credit Facility	L +1.55%	$80,100	$169,900	August 25, 2015

Dauphin Funding Credit Facility

On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding LLC, or Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The Dauphin Funding facility originally provided for borrowings in an aggregate principal amount up to $150,000 on a committed basis. On December 9, 2014, the Dauphin Funding facility was amended to increase the maximum commitment available under the facility to $250,000.

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.

Borrowings under the Dauphin Funding facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.55% per annum. Any amounts borrowed under the Dauphin Funding facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 25, 2015. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.

As of December 31, 2014, $80,100, was outstanding under the Dauphin Funding facility. The carrying amount outstanding under the Dauphin Funding facility approximates its fair value. The Fund incurred costs of $626 in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2014, $410 of such deferred financing costs had yet to be amortized to interest expense.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

For the year ended December 31, 2014, the components of total interest expense for the Dauphin Funding facility were as follows:

Year Ended December 31, 2014
Direct interest expense	$168
Amortization of deferred financing costs	216

Total interest expense	$384

For the year ended December 31, 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Dauphin Funding facility were as follows:

Year Ended December 31, 2014
Cash paid for interest expense(1)	$—
Average borrowings under the facility(2)	$69,302
Effective interest rate on borrowings	1.78%
Weighted average interest rate	1.78%

(1)	Interest under the Dauphin Funding facility is payable quarterly in arrears and commenced on August 26, 2014.

(2)	The average borrowings under the Dauphin Funding facility are calculated for the period since the Fund commenced borrowing thereunder to December 31, 2014.

Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Dauphin Funding facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s net asset value below a specified threshold; (f) fraud or other illicit acts by the Fund, FS Global Advisor or GSO in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.

Borrowings of Dauphin Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

entitled “Types of Investments and Related Risks” in the Companies’ prospectuses and the Companies’ and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, if any, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Global Advisor and its affiliates (including Franklin Square Holdings) for the reimbursement of amounts funded or waived by Franklin Square Holdings and its affiliates.

See Note 7 for a discussion of the Company’s unfunded commitments.

Supplemental Information (Unaudited)

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Michael C. Forman(1)	53	January 2013	Chairman, President and Chief Executive Officer	President and Chief Executive Officer of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FS Investment Corporation (since 2007) and Franklin Square Holdings (since 2007); President of FS Investment Corporation (2007 –2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)	3	FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

David J. Adelman(2)	42	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); Actua Corporation (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas J. Gravina(3)	53	June 2013	Trustee	Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (since 2007); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	3	FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)

Independent Trustees

Walter W. Buckley, III	54	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	3	Actua Corporation (since 1996)

David L. Cohen	59	June 2013	Trustee	Executive Vice President, Chief Diversity Officer and Assistant Secretary of Comcast Corporation (since 2002)	3	N/A

Barbara J. Fouss	45	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	3	N/A

Philip E. Hughes, Jr.	65	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 –2011)	3	N/A
Oliver C. Mitchell, Jr.	60	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	3	N/A

Charles P. Pizzi	64	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	3	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

(1)	Mr. Forman is deemed to be an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act due to his role as a controlling person of FS Global Advisor.

(2)	Mr. Adelman is deemed to be an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act due to his role as a controlling person of FS Global Advisor.

(3)	Mr. Gravina is deemed to be an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Michael C. Forman	53	Chairman, President and Chief Executive Officer	Since 2013	President and Chief Executive Officer of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FS Investment Corporation (since 2007) and Franklin Square Holdings (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)
Salvatore Faia	52	Chief Compliance Officer	Since 2013	President of Vigilant Compliance, LLC (since 2004)
William Goebel	40	Chief Financial Officer	Since 2013	Chief Financial Officer of Fund—A (since 2013), Fund—D (since 2013), FS Investment Corporation II (2011 – 2014), FS Energy and Power Fund (2011- 2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP (2003 – 2011)
Gerald F. Stahlecker	49	Executive Vice President	Since 2013	President of FS Investment Corporation (since 2013); Executive Vice President of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010), FS Investment Corporation (2010 – 2013), FB Income Advisor, LLC (since 2010) and Franklin Square Holdings (since 2010); and Managing Director and Chief Operating Officer of Radcliffe Capital Management, L.P. (2002 – 2009)

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Zachary Klehr	36	Executive Vice President	Since 2013	Executive Vice President of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013), FS Investment Corporation (since 2013), FSIC II Advisor, LLC (since 2012), FS Investment Advisor, LLC (since 2012), FB Income Advisor, LLC (since 2012) and Franklin Square Holdings (since 2012); Senior Vice President of FSIC II Advisor, LLC (2011 – 2012), FS Investment Advisor, LLC (2011 – 2012), FB Income Advisor, LLC (2011 – 2012) and Franklin Square Holdings (2011 – 2012); and Vice President of Versa Capital Management (2007 – 2011)
Stephen S. Sypherd	37	Vice President, Treasurer and Secretary	Since 2013	Vice President, Treasurer and Secretary of FS Investment Corporation III (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013) and FS Investment Corporation (since 2013); Managing Director (since 2014) and General Counsel (since 2013) of FSIC III Advisor, LLC, FS Global Advisor, FSIC II Advisor, LLC, FS Investment Advisor, LLC, FB Income Advisor, LLC and Franklin Square Holdings; Senior Vice President of FSIC II Advisor, LLC (2011 – 2014), FS Investment Advisor, LLC (2011 – 2014), FB Income Advisor, LLC (2011 – 2014) and Franklin Square Holdings (2011 – 2014); Vice President of FS Investment Advisor, LLC (2010 – 2011), FB Income Advisor, LLC (2010 – 2011) and Franklin Square Holdings (2010 – 2011); and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)

Additional Information

The Companies’ statements of additional information, each dated as of August 15, 2014, contain additional information regarding the Companies’ and the Fund’s trustees and executive officers and are available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on Franklin Square Holdings’ website at www.franklinsquare.com.

The Fund has delegated its proxy voting responsibility to FS Global Advisor. You may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov. Additionally, information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available upon request without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Distribution Reinvestment Plans

The Companies have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Companies’ shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the applicable Company. Participants in each Company’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Company’s DRP, the shareholder will automatically receive any distributions the applicable Company declares in cash. For example, if the board of trustees of a Company authorizes, and such Company declares, a cash distribution, then if a shareholder has “opted in” to the Company’s DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Company, rather than receiving the cash distribution. The Companies expect to issue common shares pursuant to the DRPs on the date of the weekly closing occurring on or immediately following each distribution payment date at a price equal to the NAV per common share that is used to determine the public offering price of such Company’s common shares on the date of such weekly closing. Common shares issued pursuant to the DRPs will have the same voting rights as common shares offered in the Companies’ continuous public offerings.

If a shareholder wishes to receive distributions in cash, no action will be required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the transfer agent for the Companies, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the applicable DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the applicable DRP by notifying their broker or other financial intermediary of their election.

The Companies use newly issued common shares under their DRPs. The number of common shares the Companies issue to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the applicable Company’s NAV per common share on the date of the weekly closing on or immediately following the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in a DRP. The Companies pay the plan administrator’s fees under the DRPs. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from a Company will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Companies reserve the right to amend, suspend or terminate their DRPs. A shareholder may terminate their account under a Company’s DRP by calling the plan administrator at (877) 628-8575. All correspondence concerning the Companies’ DRPs should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the applicable DRP by request to the plan administrator or by contacting the applicable Company.

FS GLOBAL CREDIT OPPORTUNITIES FUND

201 Rouse Boulevard
Philadelphia, PA 19112
215-495-1150

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and are issued only to FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

AR-GCO-M14
RRD 2/15

Item 2. Code of Ethics.

(a)	On November 10, 2014, the Fund’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Global Advisor, LLC, the Fund’s investment adviser (“FS Global Advisor”), including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not amend any provision of the Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. However, as noted above, on November 10, 2014, the Board approved an amended Code of Ethics that (i) clarified the applicability of certain provisions of the Code of Ethics to persons associated with FS Global Advisor to the extent such persons are not covered by a separate code of ethics and (ii) removed the statement on the prohibition of insider trading and insider trading policy from the Code of Ethics to a separate document administered by the Fund. A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and is also available on the Fund’s “Corporate Governance” page on Franklin Square Holdings, L.P.’s (“Franklin Square Holdings”) website at www.franklinsquare.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct, Ethics and Statement on the Prohibition of Insider Trading.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and is also available on the Fund’s “Corporate Governance” page on Franklin Square Holdings’ website at www.franklinsquare.com.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2) The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2014 and 2013 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for each year were $108,500 and $102,500, respectively.

(b) Audit-Related Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2014 or 2013 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above.

(c) Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2014 and 2013 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were

$168,000 and $0, respectively. Tax fees for the year ended December 31, 2014 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns and services provided in connection with the organization of FS Global Credit Opportunities (Luxemburg) S.à r.l.

(d) All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2014 or 2013 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services to the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(2) All services described in paragraph (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2014 and 2013 were $191,495 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a) The Fund’s consolidated schedule of investments as of December 31, 2014 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the voting of proxies relating to its voting securities to FS Global Advisor pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Michael C. Forman has served as the chairman, president and chief executive officer of the Fund and FS Global Advisor since each entity’s inception in January 2013. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Global Credit Opportunities Fund—A (“Fund—A”), FS Global Credit Opportunities Fund—D (“Fund—D”), FS Investment Corporation III and FSIC III Advisor, LLC, and has presided in such roles since each entity’s inception in October 2007, September 2010, September 2010, July 2011, November 2011, January 2013, January 2013, June 2013 and October 2013, respectively. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and has presided in such roles since its inception in December 2007. Mr. Forman served as president of FS Investment Corporation from its inception in December 2007 until April 2013. In 2007, Mr. Forman co-founded Franklin Square Holdings. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since its inception. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments.

In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (Executive Committee Member), the Vetri Foundation for Children (Chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT) and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Gerald F. Stahlecker has served as executive vice president of the Fund and FS Global Advisor since each entity’s inception in January 2013. Mr. Stahlecker also currently serves as executive vice president of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, Fund—A, Fund—D, FS Investment Corporation III and FSIC III Advisor, LLC, and has presided in such roles since January 2010, September 2010, September 2010, July 2011, November 2011, January 2013, January 2013, June 2013 and October 2013, respectively. Mr. Stahlecker has also served as president of FS Investment Corporation since April 2013 and previously served as its executive vice president from March 2010 to April 2013. Mr. Stahlecker also serves as the executive vice president of Franklin Square Holdings and has presided in such role since January 2010. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company’s inception in December 2007 to December 2009 when he resigned as a director in order to join the Fund’s affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P. (“Radcliffe”), an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”) which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P. (“Rose Glen”), a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker serves on the board of directors of the Greater Philadelphia Chamber of Commerce and previously served on the board of directors of the Investment Program Association, an industry trade group, and the board of trustees of The Philadelphia School, where he served as a member of its advancement, finance and investment committees.

Zachary Klehr has served as executive vice president of FS Global Advisor since its inception in January 2013. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Investment Corporation II, FS Energy and Power Fund, Fund—A, Fund—D and FS Investment Corporation III, and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since the later of September 2012 or such entity’s inception date. Prior to joining Franklin Square Holdings, Mr. Klehr served as a Vice President at Versa Capital Management, a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the Executive Office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an Associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and serves on the board of trustees of The Philadelphia School, where he is a member of the executive, governance, advancement, finance and investment committees.

Robert Hoffman has served as executive director of FS Global Advisor since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman has also served as executive director of Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, and has presided in such roles since the later of July 2013 or such entity’s inception date. Mr. Hoffman previously served as vice president of such entities in existence from January 2012 to July 2013. He is responsible for fund management and product team education. Prior to joining Franklin Square Holdings, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. for over eleven years, most recently holding the position of Executive Director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2014: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Michael C. Forman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	4	$13,819,074	4	$13,819,074
Other Accounts	—	$—	—	$—
Gerald F. Stahlecker
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	4	$13,819,074	4	$13,819,074
Other Accounts	—	$—	—	$—
Zachary Klehr
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	4	$13,819,074	4	$13,819,074
Other Accounts	—	$—	—	$—
Robert Hoffman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

Potential Conflicts of Interest

FS Global Advisor, GSO Capital Partners LP, the investment sub-adviser to the Fund (“GSO”), and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•	The directors, officers and other personnel of FS Global Advisor allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III;

•	The Fund may compete with certain affiliates for investments, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•	Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to its shareholders, FS Global Advisor and GSO will receive a management fee in connection with the management of the Fund’s portfolio and may receive an incentive fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•	Because FS2 Capital Partners, LLC, the dealer manager for the public offerings of common shares by Fund—A and Fund—D, is an affiliate of FS Global Advisor, its due diligence review and investigation of the Fund, Fund—A and Fund—D cannot be considered to be an independent review;

•	The personnel of GSO allocate their time between assisting FS Global Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GSO’s role as sub-adviser to FS Energy and Power Fund and as parent to the sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III;

•	The Fund may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to FS Global Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or GSO provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•	FS Global Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•	GSO and its affiliates may have existing business relationships or access to material non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives and strategies;

•	FS Global Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of FS Global Advisor and GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of FS Global Advisor, GSO and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of FS Global Advisor and GSO. Affiliates of GSO engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;

•	To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor, GSO and any of their respective affiliates, as applicable, FS Global Advisor, GSO and any of their respective affiliates may determine it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. The Fund may seek exemptive relief from the SEC to engage in co-investment opportunities with FS Global Advisor and its affiliates, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor or GSO, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) FS Global Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Global Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Global Advisor, receives a base salary and is eligible for a cash bonus and equity compensation. The cash bonus and equity compensation are discretionary, and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2014, based on the offering price of the Fund’s common shares as of December 31, 2014.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Company(1)
Michael C. Forman	None
Gerald F. Stahlecker	None
Zachary Klehr	None
Robert Hoffman	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or Over $1,000,000.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Fund’s Code of Business Conduct and Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of FS Global Advisor are attached hereto in response to Item 7.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer Date: March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 4, 2015

By:	/S/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer
(Principal Financial Officer)
Date: March 4, 2015